Exhibit 99.4

Subject: Big, Big News for Hyperfine and Liminal Sciences!

Hello Hyperfine and Liminal Sciences Teams,

Some days are even better than others when you’re helping to change the world. Today is one AWESOME day!

I have fantastic news to share. This morning, Hyperfine and Liminal Sciences announced our first steps to become a public company.

Yes, we are talking about the companies that you built, which we anticipate will soon be traded on the Nasdaq Stock Market.

Let’s take a moment and think about our history. Drawn toward a unique vision to transform MRI and brain monitoring, and fueled by courage, dedication, and humility, we have created significant, newfound clinical capabilities. Things we had to prove possible to ourselves before we could begin to tell others. The culmination of that work brings us to today.

Thank you for being part of this incredible moment!

As part of our path forward, Hyperfine and Liminal Sciences will become one, united entity. We are thrilled to bring these platforms together, and we anticipate a bright future for the combined organization across MRI, brain monitoring, and image-guided surgical intervention.

Importantly, we expect that our jobs and mission will remain substantially the same. I will lead the combined organization of Hyperfine and Liminal Sciences. Dr. Jonathan Rothberg will be a member of the combined organization’s Board of Directors, and Scott Huennekens will be our Executive Chairman. Our day-to-day objectives and long-term vision are undeterred. Actually, we believe that as a public company we will improve our access to greater funding, which we expect will help us to continue our growth and touch more lives, faster.

How and why is this happening?

We have entered into a business combination agreement with HealthCor Catalio Acquisition Corp., a special purpose acquisition company (SPAC), a public company whose shares are listed on The Nasdaq Stock Market (“”Nasdaq”). SPACs are also known as “blank check” companies and they are formed with a purpose to combine with an operating business (like ours) to help accelerate its growth. This is a different, and we believe a more efficient, path to going public and raising capital relative to a traditional IPO. Upon the closing of the business combination, HealthCor Catalio Acquisition Corp. will be renamed as Hyperfine, Inc., and the combined company’s Class A common stock is expected to be listed on Nasdaq under ticker symbol “HYPR.”

We believe that becoming a public company will allow us to raise the capital required to help us advance our vision and support future growth plans. This is a critical milestone and momentous achievement for Hyperfine and Liminal. Further, we believe it validates the disruptive potential of our innovative technologies.

What’s next?

Today’s announcement is just the first step in our transition. Several things need to be completed before the business combination closes and we become a public company. These primarily include SEC filings and regulatory review as well as the approval HealthCor’s shareholders and Hyperfine’s and Liminal’s stockholders. During this time, we will continue to operate as an independent company and there will be no changes to your role or responsibilities. We encourage everyone to remain focused on your day-to-day work and achieving your current objectives.

We intend be as transparent as possible during this transition, and we are committed to keeping you updated when we can. That said, because of heightened legal requirements placed on all public companies, we are not able to share every detail during this time. Written communication about the transaction may be required to be filed publicly. So please avoid discussing the transaction over email, and please be careful about posting anything to Slack (remember that Slack is similar to email). If you have any questions or concerns to share, please see your manager or email investors@hyperfine.io.

We also need you to exercise a high degree of discretion and confidentiality. This announcement may generate interest from the media or other third parties who may contact you in search of more information. If you receive any inquiries, including from former Hyperfine or Liminal Sciences employees, please do not share ANY information. If asked about the announcement by friends and family, please only share public information that is included in the press release we issued this morning. You are welcome to share our press release and our companies’ public social media posts (you may re-post, re-tweet, etc.) if you refrain from adding or discussing further information regarding the transaction.

Let’s Celebrate!

Later this morning, let’s get together at our All Feet Meeting  to enjoy the moment, talk, and take your questions. Afterward, we’ll have lunch outside in Guilford.

In the meantime, I encourage you to read our press release [LINK] and watch the recording of our corporate presentation, which is available at [LINK]. In addition, we have attached a Q&A file with more information about the transaction and what it means for you, and we will be circulating more details about equity implications over the coming week.

Big day here, team! If you joined us seven years or seven days ago, know that you have the full applause of the Hyperfine and Liminal Sciences leadership teams. Thank you for being so awesome!

- Dave

Important Information about the Business Combination and Where to Find It

In connection with the proposed business combination (the “Business Combination”), HealthCor Catalio Acquisition Corp. (the “Company”) intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus, and certain other related documents, which will be both the proxy statement to be distributed to holders of the Company’s ordinary shares in connection with the Company’s solicitation of proxies for the vote by the Company’s shareholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of the Company to be issued in the Business Combination. The Company’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as well as other documents filed with the SEC in connection with the proposed Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement, the Company and the proposed Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of the Company as of a record date to be established for voting on the proposed Business Combination and other matters as may be described in the Registration Statement. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov. In addition, the documents filed by HealthCor may be obtained free of charge from HealthCor’s website at www.hcspac.com or by written request to HealthCor at ir@hccspac.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the Business Combination. You can find information about the Company’s directors and executive officers and their ownership of the Company’s securities in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 29, 2021, and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

Hyperfine, Liminal and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement when available.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s, Hyperfine’s and Liminal’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s, Hyperfine’s and Liminal’s expectations with respect to future performance, development and commercialization of products and services, potential regulatory approvals, and anticipated financial impacts and other effects of the Business Combination, the satisfaction of the closing conditions to the Business Combination, the timing of the completion of the Business Combination, the listing of the combined company’s Class A common stock on the Nasdaq Stock Market, and the size and potential growth of current or future markets for, and the potential benefits of, Hyperfine’s, Liminal’s and the combined company’s products and services. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s, Hyperfine’s and Liminal’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability of HealthCor, Hyperfine and Liminal to meet the closing conditions in the Business Combination Agreement, including due to failure to obtain approval of the shareholders of HealthCor, Hyperfine and Liminal or certain regulatory approvals, or failure to satisfy other conditions to closing in the Business Combination Agreement; (2) the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against HealthCor, Hyperfine or Liminal following the announcement of the Business Combination Agreement and the transactions contemplated therein, that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transactions contemplated therein to fail to close; (3) the inability to obtain or maintain the listing of the combined company’s Class A common stock on the Nasdaq Capital Market, as applicable, following the Business Combination; (4) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (5) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (6) costs related to the Business Combination; (7) changes in applicable laws or regulations; (8) the inability of the combined company to raise financing in the future; (9) the success, cost and timing of Hyperfine’s, Liminal’s and the combined company’s product development activities; (10) the inability of Hyperfine, Liminal or the combined company to obtain and maintain regulatory clearance or approval for their products, and any related restrictions and limitations of any cleared or approved product; (11) the inability of Hyperfine, Liminal or the combined company to identify, in-license or acquire additional technology; (12) the inability of Hyperfine, Liminal or the combined company to maintain Hyperfine’s or Liminal’s existing or future license, manufacturing, supply and distribution agreements; (13) the inability of Hyperfine, Liminal or the combined company to compete with other companies currently marketing or engaged in the development of products and services that Hyperfine or Liminal is currently marketing or developing; (14) the size and growth potential of the markets for Hyperfine’s, Liminal’s and the combined company’s products and services, and each of their ability to serve those markets, either alone or in partnership with others; (15) the pricing of Hyperfine’s, Liminal’s and the combined company’s products and services and reimbursement for medical procedures conducted using Hyperfine’s, Liminal’s and the combined company’s products and services; (16) Hyperfine’s, Liminal’s and the combined company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; (17) Hyperfine’s, Liminal’s and the combined company’s financial performance; (18) the impact of COVID-19 on Hyperfine’s and Liminal’s businesses and/or the ability of the parties to complete the Business Combination; and (19) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” in the Registration Statement, and in the Company’s other filings with the SEC.

The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.